UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2014
Commission File Number: 001-36261
CHC Group Ltd.
(Exact name of registrant as specified in its charter)

Cayman Islands	98-0587405
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
190 Elgin Avenue
George Town
Grand Cayman, KY1-9005
Cayman Islands
(Address of principal executive offices, zip code)
(604) 276-7500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 22, 2014, William Amelio, President and Chief Executive Officer of CHC Group Ltd. (the “Company”), and Joan Hooper, Chief Financial Officer of the Company, held a conference call with analysts to explain the Company’s entry into definitive agreements for a private placement of up to $600 million of convertible preferred shares (the full text of the definitive agreements will be filed as exhibits to a subsequent Current Report on Form 8-K that the Company expects to file on or around August 25, 2014). A copy of the presentation used at the conference call was furnished as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on August 22, 2014 and a copy of the transcript of the conference call is furnished as Exhibit 99.1 to this report.

Additional Information and Where to Find It

In connection with the transactions contemplated by the definitive agreements and the attached materials, the Company plans to file a proxy statement with the Securities and Exchange Commission (the “Commission”). INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE COMMISSION WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement will be mailed or otherwise made available to shareholders of the Company. Investors and security holders may obtain a free copy of the proxy statement, when it becomes available, and other documents filed by the Company with the Commission at the Commission's website at http://www.sec.gov or at the Company’s website at http://www.chc.ca. Free copies of the proxy statement, when it becomes available, and the Company's other filings with the Commission may also be obtained from the Company by directing a written request to CHC Group Ltd. at 190 Elgin Avenue, George Town, Grand Cayman, KY1-9005, Cayman Islands, Attention: Investor Relations or by contacting the same at +1 (914) 485-1150.

The convertible preferred shares offered to the purchaser in the private placement will not be or have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Company expects to undertake a rights offering during the period beginning at the signing of the definitive agreements and ending ninety (90) days after the first closing of the sale of the convertible preferred shares by filing a registration statement relating to the rights offering. The Company will complete the sale of its convertible preferred shares in the rights offering in accordance with applicable law and the terms stated in the registration statement. The rights offering will be made only by means of a prospectus filed as part of a registration statement. The Company has not yet filed the registration statement relating to the rights offering with the Commission. This Current Report on Form 8-K and the attached materials do not constitute an offer to sell or a solicitation of an offer to buy any securities in the rights offering. If you are a shareholder as of the record date for the rights offering, which will be determined following the extraordinary general meeting of shareholders, you will receive a prospectus relating to the rights offering and related offering materials following the effectiveness of the registration statement. Those materials will describe in detail the procedures for participation in the rights offering.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of its management and employees may be deemed to be soliciting proxies from the Company's shareholders in favor of the transactions contemplated by the definitive agreements and the attached materials. Information regarding the Company's directors and executive officers is available in the Company's proxy statement for its 2014 annual general meeting of shareholders, which was filed with the Commission on July 30, 2014. Additional information regarding the interests of such potential participants will be included in the proxy statement to be filed in connection with these transactions and the other relevant documents filed with the Commission when they become available.
Cautionary Note on Forward Looking Statements

This Current Report on Form 8-K and the materials attached hereto contain forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995, the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended, and other applicable securities legislation. All statements, other than statements of historical fact included in this Current Report on Form 8-K and the materials attached hereto, regarding the benefits of the transaction, as well as our strategy, future operations, projections, conclusions, forecasts, fiscal year 2015 guidance and other statements are “forward-looking statements”. While these forward-looking statements represent our best current judgment, actual results could differ materially from the conclusions, forecasts or projections contained in the forward-looking statements. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection in the forward-looking information contained herein. Such factors include our ability to obtain the approval of the transaction by our shareholders; the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the proposed terms and timeframe; the possibility that the transaction does not close when expected or at all, or that CHC may be required to modify aspects of the transaction to achieve regulatory approval; the ability to realize the expected reduction of debt and interest expense from the transaction in the amounts or in the timeframe anticipated, as well as competition in the markets we serve, our ability to secure and maintain long-term support contracts, our ability to maintain standards of acceptable safety performance, political, economic, and regulatory uncertainty, problems with our non-wholly owned entities, including potential conflicts with the other owners of such entities, exposure to credit risks, our ability to continue funding our working capital requirements, risks inherent in the operation of helicopters, unanticipated costs or cost increases associated with our business operations, exchange rate fluctuations, trade industry exposure, inflation, ability to continue maintaining government issued licenses, necessary aircraft or insurance, loss of key personnel, work stoppages due to labor disputes, and future material acquisitions or dispositions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. The Company disclaims any intentions or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Please refer to our annual report on Form 10-K and quarterly reports on Form 10-Q, and our other filings, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available free of charge at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates or forward-looking statements made herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
The following exhibit is attached to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Transcript of conference call of CHC Group Ltd. held August 22, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHC Group Ltd.

By:	/s/ Russ Hill
Russ Hill
Authorized Signatory

Date: August 22, 2014